Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A complete copy of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.5

AMENDMENT TO LICENSE AGREEMENT

(UM03-31, UMO5-39)

Amendment to the License Agreement (the “Amendment”) dated the 11th day of July, 2008 (the “Effective Date”). by and between the University of Miami and its School of Medicine (“LICENSOR”), and HEAT BIOLOGICS, INC. a Delaware corporation (“LICENSEE”), under the direction of Dr. Eckhard Podack, to wit: LICENSE AGREEMENT relating to the technology and product identified as the Podack Antibody Technology (UM03-31, UMO5-39) and hereinafter referred to as “License Agreement”,

WHEREAS, LICENSOR and LICENSEE entered into that certain Stockholders Agreement dated the 11th day of July. 2008, granting to the LICENSOR certain rights to participate in future stock offerings by the LICENSEE (hereinafter referred to as the “Stockholders Agreement”); and

WHEREAS, LICENSOR is the owner and holder of [*****] of all issued and outstanding common stock of LICENSEE in each class and series on a fully-diluted basis pursuant to the terms and conditions of the License Agreement; together with the University of Miami Investor Rights Agreement effective July 11, 2008, and the Common Stock Subscription Agreement dated July 1, 2008; and

WHEREAS, LICENSEE has license issue fee obligations to LICENSOR, as set forth in sections 5.3 and 8.1(a) of the License Agreement in the total amount of [*****] dollars, which are due and payable as follows:

a)

[*****] dollars obligation past due and outstanding, to wit: Payable within thirty (30) days of the Effective Date, on or before August 11, 2008.

b)

[*****] dollars paid within one (1) year of the Effective Date; and

WHEREAS, LICENSEE has past due and outstanding patent fees and costs obligations to LICENSOR in the amount of [*****] dollars pursuant to section 5.1 of the License Agreement; and

WHEREAS, LICENSEE has past due and outstanding license issue fees obligations together with past due and outstanding patent fees and costs obligations to LICENSOR pursuant to the License Agreement in the total amount of [*****] dollars; and

WHEREAS. LICENSEE has requested an extension of the payment dates for past due and future license issue fees together with past due patent fees and costs, and LICENSOR desires to extend the foregoing payment dates.

NOW THEREFORE. for the mutual promises and other good and valuable consideration contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

LICENSOR agrees to extend the payment dates of the foregoing past due and future license issue fees together with past due patent fees and costs owed by LICENSEE pursuant to the License Agreement, under the following terms and conditions:

1.

LICENSOR shall extend the payment deadline of all past due and future license issue fees and past due patent fees and costs under the License Agreement in the total amount of [*****] dollars to August 11, 2009 (the “Extension Date”)

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A complete copy of this document has been filed separately with the Securities and Exchange Commission.

2.

LICENSOR shall be issued [*****] fully-dilutable common shares of the total number of LICENSEE common shares issued and outstanding, which stock issuance shall be evidenced as follows:

Section 8.5 of the License Agreement is hereby amended and restated in its entirety to read as follows:

As partial consideration for the license granted pursuant to this Agreement. LICENSEE shall issue to LICENSOR a fully paid, nonassessable number of common shares equal to [*****] of the total number of LICENSEE issued and outstanding common shares in each class and series on a fully-diluted basis, at all times until and including the later of such time that LICENSEE has received more than [*****] in cash proceeds after the Effective Date of this Agreement from equity investments by parties unaffiliated with LICENSEE as of the Effective Date of this Agreement (“Qualified Investment”). For the avoidance of doubt, such anti-dilution protection for the foregoing shares shall continue to apply through the duration of, and until immediately after, the Qualitied Investment pursuant to this Agreement and any Amendments thereto, whichever is later. Furthermore, LICENSEE shall issue to LICENSOR fully-dilutable common shares equal to [*****] of the total number of LICENSEE common shares in each class and series issued and outstanding. LICENSEE shall affect the issuance of the foregoing fully-diluted shares by concurrent execution of an appropriate Stockholders Agreement, Investor Rights Agreements, and Common Stock Subscription Agreement, together with appropriate Amendments thereto evidencing the foregoing issuance of such fully-dilutable common shares to LICENSOR, the terms of which are incorporated by reference herein.

3.

LICENSEE shall pay LICENSOR, as additional consideration for the payment Extension Date granted by LICENSOR under this Amendment. the sum of [*****] dollars, to be due and payable on or before such Extension Date.

4.

LICENSOR hereby reserves the right, at its sole and absolute discretion, to impose additional penalties at law or in equity, for the nonpayment by the LICENSEE of any and all license issue fees together with patent fees and costs due and payable by the Extension Date.

5.

LICENSOR and LICENSEE mutually agree and confirm that the following sections of the License Agreement remain in full force and effect, and agree to be bound by the terms and conditions specified therein: section 6. entitled INDEMNIFICATION, section 21. entitled AMENDMENT, and section 25. entitled ENTIRE AGREEMENT. LICENSOR and LICENSEE further mutually agree and confirm that in all other respects the License Agreement shall remain in full force and effect in accordance with all other terms and conditions specified therein, and agree to be bound by the terms and conditions set forth therein.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A complete copy of this document has been filed separately with the Securities and Exchange Commission.

This Amendment is entered into and made effective as of the last signature date set forth below.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth below.

LICENSOR:

UNIVERSITY OF MIAMI

By:	/s/ Bart Chernow	Date: April 20, 2009
Bart Chernow. M.D.
Director of UM Innovation
Vice Provost of Technology Advancement

LICENSEE:

HEAT BIOLOGICS. INC.

By:	/s/ Jeffrey Wolf	Date: April 20, 2009
Jeffrey Wolf
President